UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event Reported): September 24, 2010 (August 12, 2010)

JINHAO MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Nevada	000-52482	20-2308107
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Dawang Industrial Park
Hi-Tech Exploit Area
Zhaoqing City, Guangdong 526238
People’s Republic of China
(Address of principal executive offices)

(86) 7583625628
(Registrant's telephone number, including area code)

___________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

On August 12, 2010, Jinhao Motor Company (the “Company”) reported the consummation of a share exchange transaction (the “Share Exchange”) with Jinhao Power Holdings, Ltd., a British Virgin Islands company (“Jinhao Power”) pursuant to a Share Exchange Agreement dated August 11, 2010 by and among the Company, Jinhao Power, Chak Shing Tsoi and Mark Hague, on a Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on that date (the “Original Filing”).

The Company is filing this Current Report on Form 8-K/A (the “Form 8-K/A”) to amend the Original Filing in order to prevent a lapse in reporting by providing the information required for Jinhao Power, the accounting acquirer, including its consolidated financial statements for the three months and six months ended June 30, 2010 and 2009, as set forth in Section 12200 of the SEC’s Division of Corporate Finance Financial Reporting Manual, which covers situations involving reverse acquisitions.

Accordingly, the Company is filing herewith as Exhibit 99.1 the information that would be included in a Quarterly Report on Form 10-Q for the period ended June 30, 2010 if Jinhao Power were to file such form. Please note that the information provided in Exhibit 99.1 relates to the combined enterprises after the Share Exchange, except that information relating to periods prior to the date of the Share Exchange only relate to Jinhao Power and its consolidated subsidiaries unless otherwise specifically indicated.

Except as described above, no other changes have been made to the Original Filing, and this Form 8-K/A does not modify or update any other information in the Original Filing. Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the Original Filing. Accordingly, this Form 8-K/A should be read in conjunction with our filings made with the Securities and Exchange Commission subsequent to the date of the Original Filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

Unaudited condensed consolidated interim financial statements of Jinhao Power Holdings Ltd. for the periods three and six-months ended June 30, 2010 and 2009 are included herewith in Exhibit 99.1. Unaudited pro forma condensed consolidated financial information as at June 30, 2010 are included herewith in Exhibit 99.2. The Original Filing contained: (a) the unaudited condensed consolidated financial statements of Jinhao Power for the three months ended March 31, 2010 and 2009, (b) the audited consolidated financial statements of Jinhao Power for the fiscal years ended December 31, 2009, 2008 and 2007, and (c) the unaudited pro forma condensed consolidated statements of income (loss) combining the historical condensed consolidated statements of income (loss) of the Company and Jinhao Power, giving effect to the share exchange and other related events as if it had occurred on March 31, 2010.

(d) Exhibits

The following documents are filed as part of this report or incorporated by reference:

Exhibit No.	Description

2.1

Share Exchange Agreement, dated August 11, 2010, among the Company, Jinhao Power Holdings Ltd., Chak Shing Tsoi and Mark Hague [incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed on August 12, 2010].

3.1	Articles of Incorporation of the Company [incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form SB-2 filed on December 26, 2006].

3.2	Amendment to Articles of Incorporation of the Company [incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on April 15, 2010].

Exhibit No.	Description

3.3	Bylaws of the Company, adopted on July 12, 2010 [incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on July 13, 2010].

4.1	Form of 9% Promissory Note of the Company [incorporated by reference to Exhibit 4.1 to the Company's Annual Report on Form 10-K filed on December 24, 2009].

10.1

Note Cancellation and General Release, dated August 11, 2010, by and between the Company and Mark Hague. [incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed on August 12, 2010].

10.2	Share Purchase Agreement, dated August 11, 2010, between the Company and Mark Hague. [incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K filed on August 12, 2010].

10.3

Form of Securities Purchase Agreement, dated September 8, 2008, by and between the Company and Mark Hague (UK) Limited [incorporated by reference to Exhibit 4.2 to the Company's Annual Report on Form 10-K filed on December 24, 2009].

10.4

Mineral Claim Purchase Agreement, dated October 10, 2006, by and between the Company and AKS Prospecting and Guiding Inc. [incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form SB-2 (SEC File No. 333-139660) filed on December 26, 2006].

10.5

Shareholder’s Right Proxy and Operation Management Service Agreement, dated July 19, 2010, among Jinhao New Energy (Zhaoqing) Development Co., Ltd., Zhaoqing Haoyan Industrial Co., Ltd., and Guangdong Jinhao Motorcycle Co., Ltd. [incorporated by reference to Exhibit 10.5 to the Company's Current Report on Form 8-K filed on August 12, 2010].

10.6

Shares Pledge Agreement, dated July 19, 2010, among Jinhao New Energy (Zhaoqing) Development Co., Ltd., Zhaoqing Haoyan Industrial Co., Ltd., and Guangdong Jinhao Motorcycle Co., Ltd. [incorporated by reference to Exhibit 10.6 to the Company's Current Report on Form 8-K filed on August 12, 2010].

10.7

Exclusive Option Agreement, dated July 19, 2010, among Jinhao New Energy (Zhaoqing) Development Co., Ltd., Zhaoqing Haoyan Industrial Co., Ltd., and Guangdong Jinhao Motorcycle Co., Ltd. [incorporated by reference to Exhibit 10.7 to the Company's Current Report on Form 8-K filed on August 12, 2010].

10.8

Employment Agreement, dated August 11, 2010, between the Company and Mr. Chak Tsing Choi. [incorporated by reference to Exhibit 10.8 to the Company's Current Report on Form 8-K filed on August 12, 2010].

10.9	Employment Agreement, dated August 11, 2010, between the Company and Dr. John Shen. [incorporated by reference to Exhibit 10.9 to the Company's Current Report on Form 8-K filed on August 12, 2010].

10.10

Employment Agreement, dated August 11, 2010, between the Company and Mr. Hai Ming Liu. [incorporated by reference to Exhibit 10.10 to the Company's Current Report on Form 8-K filed on August 12, 2010].

10.11

English Translation of Research and Development of Electric Vehicle Core Technology Agreement, dated August 6, 2005, between Guangdong Jinhao Motorcycle Company Limited and Dongguan Xinkong Electronic Technology Co., Ltd. [incorporated by reference to Exhibit 10.11 to the Company's Current Report on Form 8-K filed on August 12, 2010].

10.12

English Translation of Technology License Contract (Patent No. 200610020086.X), dated July 23, 2010, between Guangdong Jinhao Motorcycle Company Limited and Lin Xiangzhong. [incorporated by reference to Exhibit 10.12 to the Company's Current Report on Form 8-K filed on August 12, 2010].

10.13

English Translation of Technology License Contract (Patent No. ZL 200520095349.4), dated July 23, 2010, between Guangdong Jinhao Motorcycle Company Limited and Lin Xiangzhong [incorporated by reference to Exhibit 10.13 to the Company's Current Report on Form 8-K filed on August 12, 2010].

10.14*	Loan Agreement (No.: LT2008u03MGR18), dated March 24, 2008, among Chinese Mercantile Bank, Guangdong Jinhao Motorcycle Co., Ltd., Zhaoqing Haoyan Industries Co., Ltd., Shenzhen Jinhao Dawang Import and Export Co., Ltd., Mr. Tsoi Man Hoo and Guangdong Jinhao Motorcycle Co., Ltd.

10.15*	Loan Agreement, dated July 1, 2010, between Shenzhen Development Bank Co., Ltd. Guangzhou Dongshan Branch and Guangdong Jinhao Motorcycle Co., Ltd.

10.16*	Loan Agreement, dated April 8, 2009, between Guangdong Jinhao Motorcycle Co., Ltd. and Rural Credit Cooperative of Sihui, Dawang Credit Association.

10.17*	Maximum Mortgage Guarantee Contract, dated April 1, 2009, between Sihui Rural Credit Association, Dawang Branch and Guangdong Jinhao Motorcycle Co., Ltd.

10.18*	Grant Contract of State-owned Land Use Right, dated July 21, 2003, between Land and Resources Bureau, Zhaoqing New & High Technology Industrial Development Zone, Guangdong and Zhaoqing Yugang Machinery Manufacturing Co., Ltd.

10.19*	Standard form of Raw Materials Purchase Order between Guangdong Jinhao Motorcycle Co., Ltd. and supplier.

10.20*	Standard form of Sale Order between Guangdong Jinhao Motorcycle Co., Ltd, and export agent.

21.1	Subsidiaries of the Company. [incorporated by reference to Exhibit 21.1 to the Company's Current Report on Form 8-K filed on August 12, 2010].

99.1*	Form 10-Q Disclosure for the quarterly period ended June 30, 2010.

99.2*	Unaudited pro forma condensed consolidated financial information as at June 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2010

JINHAO MOTOR COMPANY

/s/ Chak Shing Tsoi
Chak Shing Tsoi
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Share Exchange Agreement, dated August 11, 2010, among the Company, Jinhao Power Holdings Ltd., Chak Shing Tsoi and Mark Hague [incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed on August 12, 2010].

3.1	Articles of Incorporation of the Company [incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form SB-2 filed on December 26, 2006].

3.2	Amendment to Articles of Incorporation of the Company [incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on April 15, 2010].

3.3	Bylaws of the Company, adopted on July 12, 2010 [incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on July 13, 2010].

4.1	Form of 9% Promissory Note of the Company [incorporated by reference to Exhibit 4.1 to the Company's Annual Report on Form 10-K filed on December 24, 2009].

10.1

Note Cancellation and General Release, dated August 11, 2010, by and between the Company and Mark Hague. [incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed on August 12, 2010].

10.2	Share Purchase Agreement, dated August 11, 2010, between the Company and Mark Hague. [incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K filed on August 12, 2010].

10.3

Form of Securities Purchase Agreement, dated September 8, 2008, by and between the Company and Mark Hague (UK) Limited [incorporated by reference to Exhibit 4.2 to the Company's Annual Report on Form 10-K filed on December 24, 2009].

10.4

Mineral Claim Purchase Agreement, dated October 10, 2006, by and between the Company and AKS Prospecting and Guiding Inc. [incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form SB-2 (SEC File No. 333-139660) filed on December 26, 2006].

10.5

Shareholder’s Right Proxy and Operation Management Service Agreement, dated July 19, 2010, among Jinhao New Energy (Zhaoqing) Development Co., Ltd., Zhaoqing Haoyan Industrial Co., Ltd., and Guangdong Jinhao Motorcycle Co., Ltd. [incorporated by reference to Exhibit 10.5 to the Company's Current Report on Form 8-K filed on August 12, 2010].

10.6

Shares Pledge Agreement, dated July 19, 2010, among Jinhao New Energy (Zhaoqing) Development Co., Ltd., Zhaoqing Haoyan Industrial Co., Ltd., and Guangdong Jinhao Motorcycle Co., Ltd. [incorporated by reference to Exhibit 10.6 to the Company's Current Report on Form 8-K filed on August 12, 2010].

10.7

Exclusive Option Agreement, dated July 19, 2010, among Jinhao New Energy (Zhaoqing) Development Co., Ltd., Zhaoqing Haoyan Industrial Co., Ltd., and Guangdong Jinhao Motorcycle Co., Ltd. [incorporated by reference to Exhibit 10.7 to the Company's Current Report on Form 8-K filed on August 12, 2010].

10.8

Employment Agreement, dated August 11, 2010, between the Company and Mr. Chak Tsing Choi. [incorporated by reference to Exhibit 10.8 to the Company's Current Report on Form 8-K filed on August 12, 2010].

10.9	Employment Agreement, dated August 11, 2010, between the Company and Dr. John Shen. [incorporated by reference to Exhibit 10.9 to the Company's Current Report on Form 8-K filed on August 12, 2010].

10.10

Employment Agreement, dated August 11, 2010, between the Company and Mr. Hai Ming Liu. [incorporated by reference to Exhibit 10.10 to the Company's Current Report on Form 8-K filed on August 12, 2010].

10.11

English Translation of Research and Development of Electric Vehicle Core Technology Agreement, dated August 6, 2005, between Guangdong Jinhao Motorcycle Company Limited and Dongguan Xinkong Electronic Technology Co., Ltd. [incorporated by reference to Exhibit 10.11 to the Company's Current Report on Form 8-K filed on August 12, 2010].

Exhibit No.	Description

10.12

English Translation of Technology License Contract (Patent No. 200610020086.X), dated July 23, 2010, between Guangdong Jinhao Motorcycle Company Limited and Lin Xiangzhong. [incorporated by reference to Exhibit 10.12 to the Company's Current Report on Form 8-K filed on August 12, 2010].

10.13

English Translation of Technology License Contract (Patent No. ZL 200520095349.4), dated July 23, 2010, between Guangdong Jinhao Motorcycle Company Limited and Lin Xiangzhong [incorporated by reference to Exhibit 10.13 to the Company's Current Report on Form 8-K filed on August 12, 2010].

10.14*	Loan Agreement (No.: LT2008u03MGR18), dated March 24, 2008, among Chinese Mercantile Bank, Guangdong Jinhao Motorcycle Co., Ltd., Zhaoqing Haoyan Industries Co., Ltd., Shenzhen Jinhao Dawang Import and Export Co., Ltd., Mr. Tsoi Man Hoo and Guangdong Jinhao Motorcycle Co., Ltd.

10.15*	Loan Agreement, dated July 1, 2010, between Shenzhen Development Bank Co., Ltd. Guangzhou Dongshan Branch and Guangdong Jinhao Motorcycle Co., Ltd.

10.16*	Loan Agreement, dated April 8, 2009, between Guangdong Jinhao Motorcycle Co., Ltd. and Rural Credit Cooperative of Sihui, Dawang Credit Association.

10.17*	Maximum Mortgage Guarantee Contract, dated April 1, 2009, between Sihui Rural Credit Association, Dawang Branch and Guangdong Jinhao Motorcycle Co., Ltd.

10.18*	Grant Contract of State-owned Land Use Right, dated July 21, 2003, between Land and Resources Bureau, Zhaoqing New & High Technology Industrial Development Zone, Guangdong and Zhaoqing Yugang Machinery Manufacturing Co., Ltd.

10.19*	Standard form of Raw Materials Purchase Order between Guangdong Jinhao Motorcycle Co., Ltd. and supplier.

10.20*	Standard form of Sale Order between Guangdong Jinhao Motorcycle Co., Ltd, and export agent.

21.1	Subsidiaries of the Company. [incorporated by reference to Exhibit 21.1 to the Company's Current Report on Form 8-K filed on August 12, 2010].

99.1*	Form 10-Q Disclosure for the quarterly period ended June 30, 2010.

99.2*	Unaudited pro forma condensed consolidated financial information as at June 30, 2010.

______________
*Filed herewith